UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190)

Exact name of registrant as specified in charter: Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007 — December 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam International Equity Fund

12|31|07

*Semiannual Report*

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International
Equity Fund

12| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leaders	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	59

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

As 2008 gets under way, the challenges facing the markets have grown decidedly more acute. What began last year as a rise in defaults for a limited segment of the U.S. mortgage market has quickly spread throughout the financial system globally and has produced a significant tightening of financial conditions. Prospects for global growth have been marked down as a result, and investors have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the risks of a recession in 2008. Monetary policy has reacted quickly to the situation, and it is likely that fiscal policy too will be engaged shortly to provide additional support for the economy.

As investors, it is natural to feel discouraged and even overwhelmed by disappointing short-term volatility. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial advisor. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the economic growth and earnings that investors are looking for.

Starting this month, we have changed the portfolio manager’s performance reports to a question-and-answer format. We feel this new approach presents the information in a more readable and accessible format, and we hope you think so as well.

Lastly, Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam International Equity Fund: The benefits
of investing in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of companies across international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cellular telephones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — the possibility of a slump in the U.S. economy —and gives you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies can follow a different business cycle than the United States, with different monetary conditions. In many regions, especially Asia and Latin America, economies have been growing faster than the U.S. economy and appear to be able to continue this trend going forward. Also, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

Since 1991, Putnam International Equity Fund has sought to invest based on our analysis of what we considered attractively valued companies in international markets. The fund’s management team analyzes stocks, as well as industry sectors and global market conditions, by relying on Putnam’s proprietary research capabilities. In addition to the United States, analysts and other team members are based in London and Tokyo for better access to information about international companies.

Using Putnam’s blend strategy, the team has the flexibility to select a broad range of stocks it believes are priced below their true worth.

The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For over 16 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment.While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

A rising equity culture
fuels the growth of
international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, for example, Slovenia established a stock exchange, and was followed by several other nations, including Hungary, China, and, in 2000, Vietnam.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Many changes in the world economy have added to the
investment potential of international companies since
Putnam International Equity Fund launched in 1991.

Performance snapshot

Putnam International
Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Gentlemen, thanks for spending time with us today to discuss the International Equity Fund. Josh, can you start by describing how the fund performed during the period?

The fund posted a small decline of 2.69% during the first half of its fiscal year, which ended December 31, 2007. Results in many international markets were weak, but stocks in the financial and consumer-related sectors were among the weakest due to the spillover effects of the U.S. subprime mortgage crisis. Generally speaking, the fund has been focused on finding stocks that we believe are attractively valued. Many such holdings performed well before the summer, but a number of these turned into market laggards following the credit crisis, and the fund underperformed both its benchmark index and the average of its Lipper peer group as a result.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

Why did the U.S. subprime issues have such a big effect on investments overseas?

The world’s financial systems are highly interconnected, so sometimes an economic or market issue in one country can take on widespread significance. The U.S. subprime crisis is an example of this. As the U.S. subprime mortgage crisis spilled over into broader credit markets last summer, it had a number of consequences. Perhaps most damaging to the portfolio was the fact that many investors wanted to exit the markets altogether. Some institutional money managers were compelled to sell their most easily tradable stock holdings. The fund holds many such stocks, because we generally choose well-capitalized, attractively valued companies that are highly liquid, or readily tradable. In short, we felt the declining prices of many fund holdings were a result of investors leaving the market, rather than fundamental business problems.

The U.S. market’s woes had another impact: As rising mortgage defaults and tighter lending practices presaged a slower U.S. economy, international investors predicted that the slowdown would affect even the profits of foreign companies. As a result, growth-style stocks that are believed to be more “recession-proof” began to outperform value-style stocks. In this portfolio we have the flexibility to own stocks with either growth or valuation characteristics, but one of the primary features we look for in a stock is an attractive valuation

Top 10 holdings

The table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/07. Also shown is each holding’s country location and the specific industry in which the company operates. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

BP PLC (3.5%)	United Kingdom	Oil and gas

Total SA (3.0%)	France	Oil and gas

Nestle SA (3.0%)	Switzerland	Food

Roche Holding AG (2.6%)	Switzerland	Pharmaceuticals

BNP Paribas SA (2.5%)	France	Banking

Allianz SE (2.4%)	Germany	Insurance

Enel SpA (2.4%)	Italy	Electric utilities

BASF AG (2.3%)	Germany	Chemicals

Telefonica SA (2.3%)	Spain	Telecommunications

Banco Santander Central Hispano SA (2.3%)	Spain	Banking

regardless of whether it falls into the growth or value category. This quality is generally an advantage for a stock, but in the peculiar circumstances of the past six months, it was a disadvantage. The market favored stocks of companies with signs of earnings momentum, particularly those that reported higher-than-expected earnings, while demonstrating almost no regard for their valuations. Earnings momentum is less important in our process, and though a number of fund holdings had this advantage and outperformed the market, we held somewhat fewer stocks with growth momentum than many of our peers.

Josh, can you name some of the stocks that hurt the fund’s performance?

Sure. Among the more value-oriented stocks were Ericsson, Renault, and Chiyoda.

Telefonaktiebolaget LM Ericsson, a Swedish company that makes networking equipment for telecom providers, reduced its earnings guidance for next year, which hurt the stock’s price. The company is currently building many networks for cellular providers around the world. The initial build-out phase tends to have relatively low profit margins, but as customers begin to expand these networks with additional equipment, those margins should increase. We find the stock’s valuations quite attractive at current levels.

Like much of the global auto industry, French auto company Renault experienced disappointing stock performance in the second half of 2007. In our view, Renault is positioned to grow faster than the industry, with company

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

guidance for 10% growth in the number of cars it sells in 2008. Renault has an established position in growing emerging markets where car sales should remain strong, such as Russia, Eastern Europe, and South Korea. Also, the company can benefit from a government initiative in France that will give car owners a financial incentive to buy cars that emit less carbon dioxide, and we believe this will spur Renault sales.

Chiyoda, a Japanese engineering company, builds facilities for liquefying natural gas, a process that allows the fuel source to be shipped around the world. The stock underperformed, however, because company earnings are currently constrained while Chiyoda completes projects whose prices were set by contract several years ago. We have built a position while the stock’s price remains attractive, as we believe it will benefit from rising profits as the company launches new construction projects in coming years.

Let’s turn our attention to the holdings that worked out for the fund. Sam, can you discuss some holdings that performed well?

Across the board, the energy and basic materials sectors continued to thrive, thanks to rising demand originating from the development of urban and industrial infrastructure in many Asian countries. BHP Billiton, a diversified global mining company, advanced strongly in the period as global demand kept resource prices high. The company produces precious metals such as gold, as well as minerals with industrial uses, such as copper, iron ore, and coal.

Within the energy sector, petroleum supplies are still constrained by refining capacity and by geopolitical instabilities in major oil-producing regions. As oil prices rose to historic highs of $100 per barrel during the period, we maintained an overweight position in the sector. BP of the United Kingdom was a top contributor. This stock was among the top-10 holdings when we added to our position early in the fiscal period. The fund benefited as the stock participated in the energy-sector rally in the later months of 2007. Similarly, the fund’s position in Lukoil, Russia’s largest oil company, was among the top contributors to results. Lukoil has vast oil fields to tap and was able to expand output to take advantage of high prices.

In other sectors, Telefonica, a telecom company based in Spain, delivered strong results. This company is well managed and derives impressive growth from its operations in Brazil. Nokia, the telephone handset maker headquartered in Finland, also provided the sort of earnings momentum that markets favored in the period. The company’s new product models, which provide more entertainment and information to users, are gaining market share. Nokia is also a leading provider of low-cost handsets to emerging markets, where we see the highest growth rates in new subscribers globally.

Sam, what is your team’s outlook for international markets as we move into 2008?

I believe we have entered a challenging environment. As a result of the subprime mortgage crisis in the United States, it’s clear that conditions have become less favorable in international markets and risks have increased compared with the previous fiscal year. Nevertheless, we believe that many international markets still offer a more attractive economic outlook than the United States, and this is especially the case in emerging markets such as China, Russia, and Brazil. However, we currently have only a relatively small amount of the fund directly invested in emerging markets, as valuations in these markets had generally become very stretched until the recent equity market sell-off. Instead we have sought to benefit from these opportunities indirectly, using a strategy to find more attractively valued investment opportunities among developed-market companies that have substantial exposure to emerging markets. This can be through significant domestic operations that the companies have built up within these markets. We will be using recent volatility in both emerging and developed markets to take advantage of opportunities to invest in stocks of high-quality companies that have been oversold.

Regarding the financials sector, the fund remains underweight in this area relative to the benchmark because we believe that, looking ahead, markets will continue to be concerned about the strength of balance sheets in the sector and the possibility that the banks will be

I N  T H E  N E W S

The subprime mortgage financial crisis started in the United States during the fall of 2006 and became a global financial crisis by July 2007. Lax mortgage lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of sub-prime mortgage debt by U.S. investment banks resulted in the mortgage crisis taking on global proportions.

compelled to write-down additional losses in the future. As financial companies shy away from higher-risk business areas, returns are likely to fall to structurally lower levels for many companies in the sector. Many financial stocks’ prices may continue to trend lower until valuations reflect these lower structural return expectations.

Putnam International Equity Fund’s overall positioning reflects a preference for stocks that score most highly on our combined fundamental and quantitative research framework and in which we have the greatest conviction. We continue to favor companies achieving growth via those structural avenues, such as market-share gains, margin improvements, or more competitive business models.

Again, Josh and Sam, thanks for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

International investing involves certain risks such as currency fluctuation, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.25%	10.85%	10.38%	10.38%	10.42%	10.42%	10.67%	10.44%	10.97%	11.44%

10 years	169.89	154.32	150.52	150.52	150.48	150.48	156.81	147.85	163.39	176.84
Annual average	10.44	9.78	9.62	9.62	9.62	9.62	9.89	9.50	10.17	10.72

5 years	133.08	119.69	124.52	122.52	124.48	124.48	127.31	119.30	130.34	136.04
Annual average	18.44	17.05	17.56	17.35	17.55	17.55	17.85	17.01	18.16	18.74

3 years	56.56	47.58	53.06	50.06	53.08	53.08	54.21	48.79	55.37	57.76
Annual average	16.12	13.85	15.24	14.49	15.25	15.25	15.53	14.16	15.82	16.41

1 year	8.44	2.21	7.62	3.25	7.62	6.74	7.85	4.08	8.15	8.70

6 months	–2.69	–8.28	–3.05	–6.98	–3.06	–3.85	–2.97	–6.35	–2.82	–2.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 12/31/07

		Lipper International
	MSCI EAFE	Large-Cap Core Funds
	Index	category average*
Annual average
(life of fund)	7.52%	9.17%

10 years	129.47	114.79
Annual average	8.66	7.78

5 years	165.74	143.37
Annual average	21.59	19.39

3 years	59.46	57.90
Annual average	16.83	16.38

1 year	11.17	12.27

6 months	0.39	1.50

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/07, there were 213, 206, 182, 168, 93, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.910		$0.594	$0.648	$0.726		$0.843	$0.998

Capital gains

Long-term	3.330		3.330	3.330	3.330		3.330	3.330

Short-term	2.058		2.058	2.058	2.058		2.058	2.058

Total	$6.298		$5.982	$6.036	$6.114		$6.231	$6.386

Share value:	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

6/30/07	$34.90	$37.03	$33.50	$34.16	$34.30	$35.54	$34.59	$35.18

12/31/07	27.52	29.20	26.36	26.94	27.03	28.01	27.24	27.75

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses

For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from July 1, 2007, to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.80	$ 9.51	$ 9.50	$ 8.27	$ 7.04	$ 4.57

Ending value (after expenses)	$973.10	$969.50	$969.40	$970.30	$971.80	$974.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2007, use the calculation method below. To find the value of your investment on July 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.94	$ 9.73	$ 9.73	$ 8.47	$ 7.20	$ 4.67

Ending value (after expenses)	$1,019.25	$1,015.48	$1,015.48	$1,016.74	$1,018.00	$1,020.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Average annualized expense
ratio for Lipper peer group*	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam International Equity Fund	95%	83%	75%	69%	53%*

Lipper International Large-Cap
Core Funds category average	66%	62%	60%	75%	81%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2007, and December 31, 2006.

Trustee and Putnam employee fund ownership

As of December 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 1,813,000	$ 91,000,000

Putnam employees	$31,528,000	$690,000,000

Other Putnam funds managed by the Portfolio Leaders

Joshua Byrne is also a Portfolio Leader of Putnam Europe Equity Fund.

Simon Davis is also a Portfolio Member of Putnam Europe Equity Fund.

Joshua Byrne and Simon Davis may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and its sub-management contracts with Putnam Management’s affiliates, Putnam Investments Limited (“PIL”) and Putnam Advisory Company (“PAC”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contracts, effective July 1, 2007. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

7th	28th	53rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007 there were 208, 194, and 175 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 83%, 67%, and 9%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 171st out of 206, 113th out of 168, and 8th out of 93, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/07 (Unaudited)

COMMON STOCKS (99.8%)*

	Shares	Value

Australia (1.7%)
Asciano Group †	97,209	$594,180
Australia & New Zealand Banking Group, Ltd.	562,280	13,463,773
AXS Asia Pacific Holdings, Ltd.	260,717	1,678,148
Babcock & Brown Wind Partners	298,056	442,775
BHP Billiton, Ltd.	288,075	10,087,882
Macquarie Airports	910,818	3,222,429
Macquarie Bank, Ltd.	827,907	54,795,241
Macquarie Infrastructure Group	1,172,174	3,101,442
National Australia Bank, Ltd.	45,340	1,493,625
Rio Tinto, Ltd.	60,163	7,014,029
St. George Bank, Ltd.	52,009	1,431,778
Telstra Corp., Ltd.	127,416	522,138
Westfield Group	193,348	3,537,653
Westpac Banking Corp.	325,086	7,910,010
Woolworths, Ltd.	72,171	2,139,181
		111,434,284

Austria (1.2%)
Immoeast AG †	136,533	1,456,143
Telekom Austria AG	2,715,636	75,152,054
voestalpine AG	72,699	5,197,575
		81,805,772

Belgium (0.6%)
Delhaize Group	397,154	34,678,335
InBev NV	39,229	3,231,779
UCB SA	48,940	2,204,132
		40,114,246

Brazil (0.2%)
Acucar Guarani SA †	22,700	136,149
Acucar Guarani SA 144A †	133,400	800,100
All America Latina Logistica SA	102,600	1,328,782
Banco do Brasil SA	75,800	1,295,289
Companhia Vale do Rio Doce (CVRD) ADR	81,486	2,662,148
Gerdau SA ADR	35,400	1,026,954
Kroton Educacional SA †	39,300	618,550
Kroton Educacional SA 144A †	29,500	464,306
Petroleo Brasileiro SA ADR (S)	30,478	3,512,285
Unibanco-Uniao de Bancos Brasileiros SA ADR	8,500	1,186,940
		13,031,503

Canada (0.5%)
Agnico-Eagle Mines, Ltd.	3,600	197,353
Agrium, Inc.	5,100	368,205
Astral Media, Inc.	11,300	530,908

COMMON STOCKS (99.8%)* continued

	Shares	Value

Canada continued
Bank of Montreal	20,099	$1,140,502
Bank of Nova Scotia	10,970	555,628
Barrick Gold Corp.	23,354	982,905
Brookfield Properties Corp.	15,705	304,070
CAE, Inc.	24,300	325,811
Canadian Imperial Bank of Commerce	16,634	1,182,158
Canadian Natural Resources, Ltd.	7,250	530,075
CGI Group, Inc. †	79,300	925,846
EnCana Corp.	31,060	2,111,967
First Quantum Minerals, Ltd.	6,759	579,216
Goldcorp, Inc. (New York Exchange)	1,900	64,692
Husky Energy, Inc.	18,202	817,596
Imperial Oil, Ltd. (Toronto Exchange)	6,619	364,188
Industrial Alliance Insurance and Financial
Services, Inc.	19,600	840,705
ING Canada, Inc.	70,400	2,809,759
Inmet Mining Corp.	3,374	273,774
Linamar Corp.	30,500	626,468
Magna International, Inc. Class A	4,628	373,802
Major Drilling Group International †	1,400	88,284
Manitoba Telecom Services, Inc.	11,132	515,501
Manulife Financial Corp.	17,287	706,491
Methanex Corp.	11,600	322,047
National Bank of Canada	12,442	655,376
Nexen, Inc.	32,300	1,044,455
Petro-Canada	24,141	1,294,961
Potash Corp. Of Saskatchewan, Inc.	5,000	722,726
Research in Motion, Ltd. †	14,237	1,614,301
Royal Bank of Canada	15,611	797,927
Russel Metals, Inc.	7,300	187,151
Saputo, Inc.	30,592	919,270
Sun Life Financial Services of Canada, Inc.	12,900	723,944
Suncor Energy, Inc.	18,583	2,020,038
Talisman Energy, Inc.	25,678	475,691
Teck Cominco, Ltd. Class B	88,148	3,146,050
Transat A.T., Inc. Class A	14,800	521,064
TransCanada Corp.	33,067	1,350,394
TSX Group, Inc.	13,900	739,317
Yamana Gold, Inc.	25,600	332,411
		34,083,027

China (0.7%)
China Petroleum & Chemical Corp.	24,816,000	36,908,813
China Petroleum & Chemical Corp. ADR (S)	3,455	512,031
Dongfeng Motor Group Co., Ltd.	1,420,000	991,012
Focus Media Holding, Ltd. ADR † (S)	43,500	2,471,235
Industrial & Commercial Bank of China	2,682,000	1,906,330

COMMON STOCKS (99.8%)* continued

	Shares	Value

China continued
Ping An Insurance (Group) Co., of China, Ltd.	125,500	$1,331,282
Weiqiao Textile Co.	682,000	967,220
Zhong An Real Estate, Ltd. 144A †	569,887	334,729
		45,422,652

Denmark (—%)
Genmab A/S †	4,850	290,092

Finland (1.7%)
Metso Corp.	30,200	1,627,571
Nokia OYJ	2,924,848	112,461,722
		114,089,293

France (10.6%)
Air France-KLM	1,540,918	53,655,603
Alcatel SA	415,108	3,013,617
Alstom	9,320	1,977,772
Axa SA	1,445,867	57,488,396
BNP Paribas SA	1,532,197	164,472,507
Bouygues SA	34,938	2,892,732
EDF Energies Nouvelles SA	25,173	1,746,019
Electricite de France	24,636	2,915,388
France Telecom SA	75,670	2,711,751
Lafarge SA	16,444	2,972,476
Pinault-Printemps-Redoute SA	17,767	2,836,580
Renault SA	785,176	110,016,160
Sanofi-Aventis	33,363	3,045,118
Schneider Electric SA	21,546	2,876,916
Sodexho Alliance SA	25,315	1,549,747
Suez SA	1,000,858	67,748,189
Total SA	2,387,253	197,839,366
Vivendi SA	323,600	14,724,914
		694,483,251

Germany (9.6%)
Adidas-Salomon AG	51,250	3,810,556
Allianz SE	751,671	160,549,969
BASF AG	1,041,608	153,722,437
Bayerische Motoren Werke (BMW) AG	30,100	1,856,101
Beiersdorf AG	173,480	13,369,274
Commerzbank AG	73,000	2,759,202
DaimlerChrysler AG	41,568	4,020,727
Deutsche Telekom AG	44,700	976,279
E.On AG	34,787	7,375,821
Merck KGaA	186,658	23,944,317
Merck KGaA 144A	122,503	15,714,572
Porsche AG (Preference)	18,373	36,973,271
Praktiker Bau- und Heimwerkermaerkte AG	879,597	25,980,920
RWE AG	678,879	94,997,440
Salzgitter AG	502,729	73,911,235

COMMON STOCKS (99.8%)* continued

	Shares	Value

Germany continued
Siemens AG	32,479	$5,091,705
Tognum AG †	100,989	3,016,527
Tognum AG 144A †	22,100	660,124
		628,730,477

Greece (2.3%)
Coca-Cola Hellenic Bottling Co., SA	80,145	3,452,709
Cosmote Mobile Communications SA	65,440	2,470,715
EFG Eurobank Ergasias	1,611,292	56,802,066
Hellenic Telecommunication Organization (OTE) SA	2,258,036	82,869,634
National Bank of Greece SA	89,085	6,128,211
		151,723,335

Hong Kong (1.3%)
BOC Hong Kong Holdings, Ltd.	9,141,500	25,262,688
Chaoda Modern Agriculture	1,298,025	1,168,914
China Mobile, Ltd.	68,000	1,178,370
China Mobile, Ltd. ADR	26,000	2,258,620
Esprit Holdings, Ltd.	277,500	4,078,288
Hong Kong Exchanges and Clearing, Ltd.	104,500	2,938,866
Hutchison Whampoa, Ltd.	3,683,000	41,421,147
Wharf (Holdings), Ltd.	1,045,000	5,386,895
Wharf Holdings, Ltd. (Rights) †	130,625	179,246
		83,873,034

India (0.1%)
Bank of India	94,028	870,862
Bharti Airtel, Ltd. †	5,366	134,992
Satyam Computer Services., Ltd.	224,009	2,557,126
		3,562,980

Indonesia (—%)
International Nickel Indonesia Tbk PT	83,000	844,632

Ireland (1.6%)
Allied Irish Banks PLC	4,492,586	103,091,142
CRH PLC	55,492	1,924,017
Smurfit Kappa PLC †	24,935	408,407
Smurfit Kappa PLC 144A †	5,989	98,093
		105,521,659

Israel (—%)
Teva Pharmaceutical Industries, Ltd. ADR (S)	34,330	1,595,658

Italy (3.3%)
Buzzi Unicem SpA	1,066,975	29,240,811
Enel SpA	13,263,723	156,333,049
Intesa Sanpaolo SpA	966,755	7,571,609

COMMON STOCKS (99.8%)* continued

	Shares	Value

Italy continued
Saipem SpA	43,218	$1,717,133
Saras SpA	2,117,084	12,258,803
UniCredito Italiano SpA	1,107,000	9,200,032
		216,321,437

Japan (20.0%)
Advantest Corp.	40,500	1,144,270
Aeon Co., Ltd.	1,898,100	27,787,134
Aeon Co., Ltd. 144A	3,900	57,094
Astellas Pharma, Inc.	2,124,600	92,960,615
Bridgestone Corp.	407,000	7,189,169
Canon, Inc. ##	71,342	3,269,149
Chiyoda Corp.	3,577,000	41,003,886
Chubu Electric Power, Inc.	57,000	1,492,674
Credit Saison Co., Ltd.	50,000	1,368,312
Daito Trust Construction Co., Ltd.	1,356,000	75,456,857
Denso Corp.	194,100	7,911,505
Dowa Mining Co., Ltd.	775,000	5,469,742
East Japan Railway Co.	14,560	119,910,427
Electric Power Development Co.	17,900	666,147
Fanuc, Ltd.	36,400	3,561,422
Fuji Photo Film Cos., Ltd.	50,500	2,146,843
Fuji Television Network, Inc.	350	582,094
Glory, Ltd.	119,000	2,771,120
Hogy Medical Co., Ltd.	57,500	2,434,155
Honda Motor Co., Ltd.	26,200	868,736
Japan Tobacco, Inc.	11,083	65,907,401
JFE Holdings, Inc.	950,900	48,056,267
Kansai Electric Power, Inc.	19,800	463,313
KDDI Corp.	207	1,541,515
Komatsu, Ltd.	281,300	7,627,988
Kubota Corp.	157,000	1,077,856
Lawson, Inc.	114,500	4,065,715
Matsushita Electric Industrial Co., Ltd.	3,968,000	81,415,669
Micronics Japan Co., Ltd.	42,100	1,419,486
Mitsubishi Corp.	2,224,900	60,781,055
Mitsubishi UFJ Financial Group, Inc.	845,000	7,888,053
Mitsui & Co., Ltd.	128,000	2,723,578
Mitsui Fudosan Co., Ltd.	269,000	5,830,573
Mitsui O.S.K. Lines, Ltd.	4,694,000	59,801,481
Mizuho Financial Group, Inc.	10,590	50,386,031
NET One Systems Co., Ltd.	2,986	3,368,354
Nintendo Co., Ltd.	6,900	4,201,542
Nippon Electric Glass Co., Ltd.	3,226,000	52,549,177
Nippon Mining Holdings, Inc.	597,000	3,846,308
Nippon Steel Corp.	656,000	4,051,588
Nippon Telegraph & Telephone (NTT) Corp.	395	1,960,542
Nissan Motor Co., Ltd.	404,400	4,391,346
Nomura Securities Co., Ltd.	166,900	2,798,145

COMMON STOCKS (99.8%)* continued

	Shares	Value

Japan continued
NSK, Ltd.	5,739,000	$59,741,528
NTT DoCoMo, Inc.	1,060	1,761,409
Obic Co., Ltd.	10,750	1,996,008
Omron Corp.	1,414,000	33,566,241
Ono Pharmaceutical Co., Ltd.	32,600	1,529,227
Onward Kashiyama Co., Ltd.	2,922,000	29,942,946
ORIX Corp.	268,590	45,046,217
Rohm Co., Ltd.	22,400	1,955,352
Shinko Electric Industries	169,500	3,428,476
Sony Corp.	29,700	1,616,465
Sumitomo Electric Industries, Ltd.	464,300	7,417,454
Suzuken Co., Ltd.	160,500	5,735,879
Suzuki Motor Corp.	1,855,900	55,980,406
Terumo Corp.	960,000	50,722,169
Tohoku Electric Power Co., Inc.	42,700	965,112
Tokyo Electric Power Co.	35,400	919,668
Tokyo Gas Co., Ltd.	15,841,000	74,175,340
Toshiba Corp.	606,000	4,532,108
Toyo Suisan Kaisha, Ltd.	53,000	966,164
Toyota Industries Corp.	174,300	7,128,735
Toyota Motor Corp.	125,500	6,774,762
Trend Micro, Inc.	944,500	33,956,144
Urban Corp.	302,500	4,036,014
		1,308,098,158

Kazakhstan (—%)
KazMunaiGas Exploration Production GDR	58,650	1,805,541

Malaysia (0.2%)
Digi.com Berhad	20,500	153,283
Tenaga Nasional Berhad	4,878,000	14,121,427
Zelan Berhad	874,000	1,424,861
		15,699,571

Mexico (0.1%)
America Movil SAB de CV ADR Ser. L	19,600	1,203,244
Megacable Holdings SAB de CV 144A †	341,000	1,158,709
Wal-Mart de Mexico SA de CV Ser. V	351,600	1,226,643
		3,588,596

Netherlands (3.2%)
Akzo Nobel NV	68,106	5,415,958
ING Groep NV	3,004,426	117,105,998
Koninklijke (Royal) KPN NV	183,095	3,306,706
TNT NV	1,928,335	80,130,445
Unilever NV	67,049	2,451,398
		208,410,505

New Zealand (—%)
Telecom Corp. of New Zealand, Ltd.	51,399	170,822

COMMON STOCKS (99.8%)* continued

	Shares	Value

Norway (3.9%)
DnB Holdings ASA	7,101,542	$107,715,001
Electromagnetic GeoServices AS †	13,150	123,073
Electromagnetic GeoServices AS 144A †	3,350	31,353
Fred Olsen Energy ASA	50,500	2,753,725
Orkla ASA	11,300	217,710
Orkla ASA 144A	100,000	1,926,638
Petroleum Geo-Services ASA	40,450	1,163,294
Schibsted ASA	208,688	8,916,755
Statoil ASA	4,276,995	132,257,104
Telenor ASA †	51,000	1,205,735
		256,310,388

Philippines (—%)
Globe Telecom, Inc.	28,680	1,092,160
Philippine Long Distance	4,420	339,188
		1,431,348

Poland (—%)
Globe Trade Centre SA † (R)	83,875	1,514,940

Russia (1.2%)
Gazprom	444,207	6,337,057
Lukoil	599,650	53,338,868
Lukoil ADR	197,760	17,066,688
MMC Norilsk Nickel ADR	5,514	1,481,959
Mobile Telesystems ADR	15,455	1,573,164
TMK OAO 144A GDR	21,870	982,469
		80,780,205

Singapore (3.2%)
Chartered Semiconductor Manufacturing, Ltd. †	39,084,000	26,089,060
Oversea-Chinese Banking Corp.	10,391,000	59,959,614
SembCorp Industries, Ltd.	122,580	489,648
Singapore Airlines, Ltd.	6,011,800	71,955,419
Singapore Exchange, Ltd.	4,612,000	42,156,835
Singapore Telecommunications, Ltd.	537,700	1,475,507
StarHub, Ltd.	1,534,271	2,979,749
StarHub, Ltd. 144A	753,369	1,463,138
		206,568,970

South Africa (0.1%)
Exxaro Resources, Ltd.	92,974	1,400,789
FirstRand, Ltd.	364,363	1,059,559
Impala Platinum Holdings, Ltd.	30,619	1,055,437
Murray & Roberts Holdings, Ltd.	83,378	1,241,380
Sasol, Ltd.	18,570	920,371
		5,677,536

COMMON STOCKS (99.8%)* continued

	Shares	Value

South Korea (1.2%)
FINETEC Corp.	58,080	$783,093
Hyundai Mipo Dockyard	2,220	671,477
Hyundai Mobis	10,640	988,631
Hyundai Steel Co.	54,340	4,518,664
Kookmin Bank	29,300	2,154,152
Korea Investment Holdings Co., Ltd.	14,940	1,260,683
LG Chemical, Ltd.	16,740	1,595,982
LG Electronics, Inc.	17,230	1,815,125
LG Engineering & Construction, Ltd.	7,114	1,166,785
POSCO	2,513	1,521,337
Samsung Electronics Co., Ltd.	97,726	57,454,876
Samsung Electronics Co., Ltd. GDR	372	107,960
Samsung Engineering Co., Ltd.	10,860	1,071,640
Samsung Heavy Industries Co., Ltd.	30,770	1,299,086
		76,409,491

Spain (4.7%)
Banco Santander Central Hispano SA	6,839,479	147,554,391
Iberdrola SA	486,457	7,353,701
Industria de Diseno Textil (Inditex) SA	65,606	3,983,379
Telefonica SA	4,621,408	149,141,568
		308,033,039

Sweden (1.5%)
Hennes & Mauritz AB Class B	507,702	30,707,998
Sandvik AB	107,400	1,826,841
Swedbank AB	115,600	3,241,093
Telefonaktiebolaget LM Ericsson AB Class B	27,374,442	64,047,789
Volvo AB Class B	117,350	1,946,284
		101,770,005

Switzerland (11.2%)
ABB, Ltd.	60,115	1,731,779
Addax Petroleum Corp.	20,839	901,617
Arpida, Ltd. †	11,437	203,860
Basilea Pharmaceutical AG †	1,856	358,994
Basilea Pharmaceutical AG 144A †	353	68,279
Credit Suisse Group	807,148	48,491,022
Julius Baer Holding, Ltd. Class B	65,086	5,285,991
Nestle SA	430,676	197,176,160
Nobel Biocare Holding AG	9,399	2,484,303
Novartis AG ##	1,874,371	102,026,812
Roche Holding AG	981,037	168,843,276
Santhera Pharmaceuticals †	3,528	264,026
Speedel Holding AG †	1,734	196,564
Straumann Holding AG	3,047	836,039
Swisscom AG	186,694	72,467,424
UBS AG	114,764	5,325,104

COMMON STOCKS (99.8%)* continued

	Shares	Value

Switzerland continued
Xstrata PLC (London Exchange)	78,295	$5,497,461
Zurich Financial Services AG	406,646	119,569,681
		731,728,392

Taiwan (0.2%)
Advanced Semiconductor Engineering Inc.	1,128,000	1,121,068
AU Optronics Corp.	1,480,117	2,860,813
Chunghwa Telecom Co., Ltd. (F)	2,222,900	4,739,261
Taiwan Semiconductor Manufacturing Co., Ltd.	464,639	884,079
Wistron Corp.	497,842	918,967
		10,524,188

Thailand (—%)
Siam Commercial Bank PCL	476,200	1,210,241

United Arab Emirates (0.1%)
Air Arabia †	2,075,273	1,113,368
DP World, Ltd. †	1,717,681	2,044,040
DP World, Ltd. 144A †	800,000	952,000
Union Properties †	1,147,846	1,603,608
		5,713,016

United Kingdom (13.6%)
Aggreko PLC	102,500	1,070,875
BAE Systems PLC	7,788,018	76,054,678
Barclays PLC	539,073	5,444,925
Barratt Developments PLC	793,778	7,234,544
BAT Industries PLC	2,356,436	92,523,614
BHP Billiton PLC	3,022,725	92,839,197
BP PLC	18,779,271	229,004,978
British Sky Broadcasting PLC	275,742	3,370,465
Britvic PLC	1,256,760	8,588,688
Centrica PLC	205,871	1,458,864
Cookson Group PLC	89,874	1,250,777
CSR PLC †	359,702	4,249,384
Davis Service Group PLC	351,497	3,538,990
GKN PLC	1,295,168	7,193,739
GlaxoSmithKline PLC	228,861	5,791,136
HBOS PLC	3,117,696	45,079,305
Mecom Group PLC †	1,837,314	1,856,403
Premier Farnell PLC	371,516	1,068,008
Premier Foods PLC	753,137	3,038,574
Prudential PLC	434,977	6,096,690
Reckitt Benckiser PLC	2,105,407	121,278,766
Rio Tinto PLC	1,329,003	138,837,780
Sage Group (The) PLC	37,688	171,142
Standard Chartered PLC	107,853	3,905,652
Travis Perkins PLC	692,450	16,434,950

COMMON STOCKS (99.8%)* continued

			Shares	Value

United Kingdom continued
Vodafone Group PLC		2,681,856		$9,966,688
WM Morrison Supermarkets PLC		374,606		2,409,330
				889,758,142

United States (—%)
NII Holdings, Inc. †			21,300	1,029,216

Total common stocks (cost $5,644,146,988)				$6,543,159,642

WARRANTS (0.1%)* †

	Expiration date	Strike price	Warrants	Value

Aldar Properties 144A (United Arab
Emirates)	6/20/08	—	504,179	$1,661,320
First Gulf Bank 144A (United Arab Emirates)	4/21/09	—	189,673	1,146,687
Fuji Television Network, Inc. 144A (issued
by Merrill Lynch International & Co.) (Japan)	11/20/08	—	131	216,965
MSCI India Trust 144A (issued by Merrill
Lynch International & Co.)	10/09/08	—	4,777	3,157,807

Total warrants (cost $5,213,380)				$6,182,779

SHORT-TERM INVESTMENTS (1.1%)*

		Principal amount/shares		Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.00% to 6.50%
and due dates ranging from January 2, 2008
to February 22, 2008 (d)			$6,214,146	$6,200,300
Putnam Prime Money Market Fund (e)			68,655,349	68,655,349

Total short-term investments (cost $74,855,649)				$74,855,649

TOTAL INVESTMENTS

Total investments (cost $5,724,216,017)				$6,624,198,070

* Percentages indicated are based on net assets of $6,553,375,791.

† Non-income-producing security.

## Forward commitments (Note 1).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees. On December 31, 2007, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at December 31, 2007.

At December 31, 2007, liquid assets totaling $46,376,736 have been designated as collateral for open forward commitments and structured notes.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentrations greater than 10% at December 31, 2007 (as a percentage of net assets):

Banking	13.0%
Oil & gas	10.8

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07 (aggregate face value $1,469,414,719) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$675,894,833	$684,890,414	1/16/08	$ (8,995,581)
British Pound	394,378,375	405,702,097	3/19/08	(11,323,722)
Euro	224,604,675	224,621,734	3/19/08	(17,059)
Japanese Yen	73,574,753	73,832,262	2/20/08	(257,509)
Norwegian Krone	63,942,560	63,346,248	3/19/08	596,312
Swiss Franc	17,244,124	17,021,964	3/19/08	222,160

Total				$(19,775,399)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07 (aggregate face value $1,553,888,423) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$32,504	$32,464	1/16/08	$ (40)
British Pound	99,883,508	102,025,250	3/19/08	2,141,742
Canadian Dollar	28,027,241	27,872,724	1/16/08	(154,517)
Euro	72,925,622	72,535,265	3/19/08	(390,357)
Hong Kong Dollar	100,239,598	100,689,575	2/20/08	449,977
Japanese Yen	701,319,625	689,394,658	2/20/08	(11,924,967)
Norwegian Krone	84,393,813	83,514,818	3/19/08	(878,995)
Swedish Krona	88,300,780	88,798,446	3/19/08	497,666
Swiss Franc	387,269,477	389,025,223	3/19/08	1,755,746

Total				$ (8,503,745)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $6,093,586 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,655,560,668)	$6,555,542,721
Affiliated issuers (identified cost $68,655,349) (Note 5)	68,655,349

Cash	5,416,636

Foreign currency (cost $6,112,173) (Note 1)	5,996,170

Dividends, interest and other receivables	2,531,997

Receivable for shares of the fund sold	19,341,360

Receivable for securities sold	42,203,244

Receivable for open forward currency contracts (Note 1)	7,414,698

Receivable for closed forward currency contracts (Note 1)	6,466,310

Foreign tax reclaim receivable	1,298,703

Total assets	6,714,867,188

LIABILITIES

Payable for securities purchased	28,324,596

Payable for purchases of delayed delivery securities (Note 1)	14,402,981

Payable for shares of the fund repurchased	41,001,348

Payable for compensation of Manager (Notes 2 and 5)	10,836,080

Payable for investor servicing (Note 2)	1,254,672

Payable for custodian fees (Note 2)	579,652

Payable for Trustee compensation and expenses (Note 2)	624,519

Payable for administrative services (Note 2)	6,526

Payable for distribution fees (Note 2)	3,596,847

Payable for open forward currency contracts (Note 1)	35,693,842

Payable for closed forward currency contracts (Note 1)	18,450,590

Collateral on securities loaned, at value (Note 1)	6,200,300

Other accrued expenses	519,444

Total liabilities	161,491,397

Net assets	$6,553,375,791

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,727,203,093

Distributions in excess of net investment income (Note 1)	(51,199,761)

Accumulated net realized gain on investments and foreign
currency transactions (Note 1)	5,602,243

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	871,770,216

Total — Representing net assets applicable to capital shares outstanding	$6,553,375,791

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,915,383,888 divided by 142,277,608 shares)	$27.52

Offering price per class A share
(100/94.25 of $27.52)*†	$29.20

Net asset value and offering price per class B share
($790,863,125 divided by 30,007,850 shares)**	$26.36

Net asset value and offering price per class C share
($271,245,362 divided by 10,069,903 shares)**	$26.94

Net asset value and redemption price per class M share
($85,228,399 divided by 3,152,765 shares)	$27.03

Offering price per class M share
(100/96.50 of $27.03)*†	$28.01

Net asset value, offering price and redemption price per class R share
($6,343,228 divided by 232,893 shares)	$27.24

Net asset value, offering price and redemption price per class Y share
($1,484,311,789 divided by 53,496,582 shares)	$27.75

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Reflects a maximum front-end sales charge for class A and M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,359,457)	$ 47,332,673

Interest (including interest income of $914,292 from
investments in affiliated issuers) (Note 5)	1,725,160

Securities lending	6,887

Total investment income	49,064,720

EXPENSES

Compensation of Manager (Note 2)	21,799,692

Investor servicing fees (Note 2)	9,085,330

Custodian fees (Note 2)	443,145

Trustee compensation and expenses (Note 2)	85,945

Administrative services (Note 2)	44,181

Distribution fees — Class A (Note 2)	5,190,426

Distribution fees — Class B (Note 2)	4,563,058

Distribution fees — Class C (Note 2)	1,454,168

Distribution fees — Class M (Note 2)	342,567

Distribution fees — Class R (Note 2)	15,320

Other	701,719

Non-recurring costs (Notes 2 and 6)	11,856

Costs assumed by Manager (Notes 2 and 6)	(11,856)

Fees waived and reimbursed by Manager (Note 5)	(14,702)

Total expenses	43,710,849

Expense reduction (Note 2)	(811,538)

Net expenses	42,899,311

Net investment income	6,165,409

Net realized gain on investments (net of foreign tax of $29,733) (Notes 1 and 3)	287,293,867

Net realized gain on foreign currency transactions (Note 1)	2,496,652

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(66,212,330)

Net unrealized depreciation of investments during the period	(419,526,945)

Net loss on investments	(195,948,756)

Net decrease in net assets resulting from operations	$(189,783,347)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Operations:
Net investment income	$ 6,165,409	$ 68,443,869

Net realized gain on investments and foreign
currency transactions	289,790,519	1,214,287,465

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(485,739,275)	474,307,871

Net increase (decrease) in net assets resulting from operations	(189,783,347)	1,757,039,205

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(106,797,335)	(85,345,445)

Class B	(14,688,822)	(15,526,112)

Class C	(5,390,641)	(4,066,861)

Class M	(1,874,582)	(1,552,815)

Class R	(154,714)	(88,107)

Class Y	(43,407,490)	(32,963,225)

Net realized short-term gain on investments

Class A	(241,526,281)	(23,774,803)

Class B	(50,891,574)	(6,928,128)

Class C	(17,120,278)	(1,701,798)

Class M	(5,313,897)	(560,739)

Class R	(377,699)	(25,953)

Class Y	(89,511,638)	(8,293,973)

From net realized long-term gain on investments

Class A	(390,807,829)	(154,597,178)

Class B	(82,346,425)	(45,050,595)

Class C	(27,701,907)	(11,066,052)

Class M	(8,598,288)	(3,646,238)

Class R	(611,146)	(168,761)

Class Y	(144,836,617)	(53,932,089)

Redemption fees (Note 1)	168,511	307,491

Increase (decrease) from capital share transactions (Note 4)	721,636,599	(427,161,637)

Total increase (decrease) in net assets	(699,935,400)	880,896,187

(Continued on next page)

Statement of changes in net assets (Continued)

NET ASSETS

	Six months ended	Year ended
	12/31/07*	6/30/07

Beginning of period	$7,253,311,191	$6,372,415,004

End of period (including distributions in excess of net
investment income of $51,199,761 and undistributed
net investment income of $114,948,414, respectively)	$6,553,375,791	$7,253,311,191

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2007**	$34.90	.04(d)	(1.12)	(1.08)	(.91)	(5.39)	(6.30)	—(h)	$27.52	(2.69)*	$3,915,384	.59*(d)	.13*(d)	37.90*
June 30, 2007	28.82	.35(d)	7.89	8.24	(.70)	(1.46)	(2.16)	—(h)	34.90	29.51	4,223,621	1.25(d)	1.11(d)	94.85
June 30, 2006	23.39	.45(d,e.f )	5.51	5.96	(.53)	—	(.53)	—(h)	28.82	25.70	3,601,661	1.19(d,e)	1.69(d,e,f )	83.10
June 30, 2005	20.86	.25(d,g)	2.61	2.86	(.33)	—	(.33)	—(h)	23.39	13.71	3,137,593	1.24(d)	1.11(d,g)	74.79
June 30, 2004	17.43	.15(d)	3.63	3.78	(.35)	—	(.35)	—(h)	20.86	21.81	3,677,492	1.23(d)	.74(d)	69.27
June 30, 2003	19.18	.22	(1.93)	(1.71)	(.04)	—	(.04)	—	17.43	(8.93)	6,855,608	1.22	1.33	53.11(i)

CLASS B
December 31, 2007**	$33.50	(.08)(d)	(1.08)	(1.16)	(.59)	(5.39)	(5.98)	—(h)	$26.36	(3.05)*	$790,863	.96*(d)	(.25)*(d)	37.90*
June 30, 2007	27.71	.09(d)	7.60	7.69	(.44)	(1.46)	(1.90)	—(h)	33.50	28.56	1,013,822	2.00(d)	.29(d)	94.85
June 30, 2006	22.49	.21(d,e.f)	5.33	5.54	(.32)	—	(.32)	—(h)	27.71	24.77	1,162,723	1.94(d,e)	.81(d,e,f )	83.10
June 30, 2005	20.07	.07(d,g)	2.51	2.58	(.16)	—	(.16)	—(h)	22.49	12.86	1,344,142	1.99(d)	.35(d,g)	74.79
June 30, 2004	16.79	.02(d)	3.47	3.49	(.21)	—	(.21)	—(h)	20.07	20.84	1,577,583	1.98(d)	.12(d)	69.27
June 30, 2003	18.57	.08	(1.86)	(1.78)	—	—	—	—	16.79	(9.59)	1,892,054	1.97	.51	53.11(i)

CLASS C
December 31, 2007**	$34.16	(.08)(d)	(1.10)	(1.18)	(.65)	(5.39)	(6.04)	—(h)	$26.94	(3.06)*	$271,245	.96*(d)	(.25)*(d)	37.90*
June 30, 2007	28.25	.11(d)	7.73	7.84	(.47)	(1.46)	(1.93)	—(h)	34.16	28.55	300,684	2.00(d)	.37(d)	94.85
June 30, 2006	22.93	.23(d,e,f )	5.42	5.65	(.33)	—	(.33)	—(h)	28.25	24.77	264,090	1.94(d,e)	.87(d,e,f )	83.10
June 30, 2005	20.44	.08(d,g)	2.55	2.63	(.14)	—	(.14)	—(h)	22.93	12.87	259,993	1.99(d)	.34(d,g)	74.79
June 30, 2004	17.05	—(d,h)	3.55	3.55	(.16)	—	(.16)	—(h)	20.44	20.86	313,496	1.98(d)	.02(d)	69.27
June 30, 2003	18.86	.09	(1.90)	(1.81)	—	—	—	—	17.05	(9.60)	534,933	1.97	.54	53.11(i)

CLASS M
December 31, 2007**	$34.30	(.04)(d)	(1.11)	(1.15)	(.73)	(5.39)	(6.12)	—(h)	$27.03	(2.97)*	$85,228	.84*(d)	(.12)*(d)	37.90*
June 30, 2007	28.35	.19(d)	7.76	7.95	(.54)	(1.46)	(2.00)	—(h)	34.30	28.89	96,237	1.75(d)	.61(d)	94.85
June 30, 2006	23.00	.30(d,e,f )	5.44	5.74	(.39)	—	(.39)	—(h)	28.35	25.12	86,932	1.69(d,e)	1.14(d,e,f )	83.10
June 30, 2005	20.51	.13(d,g)	2.56	2.69	(.20)	—	(.20)	—(h)	23.00	13.13	90,499	1.74(d)	.60(d,g)	74.79
June 30, 2004	17.13	.05(d)	3.56	3.61	(.23)	—	(.23)	—(h)	20.51	21.13	109,648	1.73(d)	.28(d)	69.27
June 30, 2003	18.90	.11	(1.88)	(1.77)	—	—	—	—	17.13	(9.37)	187,266	1.72	.73	53.11(i)

CLASS R
December 31, 2007**	$34.59	—(d,h)	(1.12)	(1.12)	(.84)	(5.39)	(6.23)	—(h)	$27.24	(2.82)*	$6,343	.71*(d)	— *(d,j)	37.90*
June 30, 2007	28.61	.33(d)	7.77	8.10	(.66)	(1.46)	(2.12)	—(h)	34.59	29.23	5,504	1.50(d)	1.05(d)	94.85
June 30, 2006	23.25	.53(d,e,f )	5.33	5.86	(.50)	—	(.50)	—(h)	28.61	25.42	3,354	1.44(d,e)	1.95(d,e,f )	83.10
June 30, 2005	20.77	.26(d,g)	2.52	2.78	(.30)	—	(.30)	—(h)	23.25	13.38	1,125	1.49(d)	1.17(d,g)	74.79
June 30, 2004	17.42	.18(d)	3.55	3.73	(.38)	—	(.38)	—(h)	20.77	21.50	559	1.48(d)	.84(d)	69.27
June 30, 2003 †	16.52	.08	.82	.90	—	—	—	—	17.42	5.45*	1	.65*	.47*	53.11(i)

CLASS Y
December 31, 2007**	$35.18	.09(d)	(1.13)	(1.04)	(1.00)	(5.39)	(6.39)	—(h)	$27.75	(2.55)*	$1,484,312	.46*(d)	.25*(d)	37.90*
June 30, 2007	29.03	.45(d)	7.94	8.39	(.78)	(1.46)	(2.24)	—(h)	35.18	29.85	1,613,443	1.00(d)	1.40(d)	94.85
June 30, 2006	23.55	.53(d,e,f )	5.54	6.07	(.59)	—	(.59)	—(h)	29.03	26.05	1,253,655	.94(d,e)	1.95(d,e,f )	83.10
June 30, 2005	21.01	.29(d,g)	2.64	2.93	(.39)	—	(.39)	—(h)	23.55	13.98	1,111,652	.99(d)	1.31(d,g)	74.79
June 30, 2004	17.57	.19(d)	3.67	3.86	(.42)	—	(.42)	—(h)	21.01	22.07	1,282,011	.98(d)	.98(d)	69.27
June 30, 2003	19.33	.28	(1.96)	(1.68)	(.08)	—	(.08)	—	17.57	(8.67)	1,968,996.97		1.64	53.11(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to June 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

December 31, 2007	<0.01%

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	0.06

June 30, 2004	0.03

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006.

(f) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Amount represents less than $0.01 per share.

(i) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

(j) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam International Equity Fund (“the fund”), A Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008, the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2007, the value of securities loaned amounted to $6,093,586. The fund received cash collateral of $6,200,300 which is pooled with collateral of other Putnam funds into 57 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2007, the fund had a capital loss carryover of $31,958,363 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$11,737,095	June 30, 2008

20,221,268	June 30, 2011

The aggregate identified cost on a tax basis is $5,736,439,634, resulting in gross unrealized appreciation and depreciation of $1,190,244,555 and $302,486,119, respectively, or net unrealized appreciation of $887,758,436.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC ("PAC"), an affiliate of Putnam Management, is authorized by the Trustees to act as a sub-adviser to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

For the period ended December 31, 2007, Putnam Management has assumed $11,856 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2007, the fund incurred $9,063,915 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2007, the fund's expenses were reduced by $811,538 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,648, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $78,366 and $554 from the sale of class A and class M shares, respectively, and received $152,243 and $9,477 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2007, Putnam Retail Management, acting as underwriter, received $4,722 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,634,838,174 and $3,069,120,299, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/07:

Shares sold	12,012,899	$ 407,447,797

Shares issued
in connection
with reinvestment
of distributions	25,224,972	678,551,737

	37,237,871	1,085,999,534

Shares
repurchased	(15,968,911)	(540,297,181)

Net increase	21,268,960	$ 545,702,353

Year ended 6/30/07:

Shares sold	27,141,012	$ 859,174,882

Shares issued
in connection
with reinvestment
of distributions	7,824,864	243,431,373

	34,965,876	1,102,606,255

Shares
repurchased	(38,932,724)	(1,234,932,699)

Net decrease	(3,966,848)	$ (132,326,444)

CLASS B	Shares	Amount

Six months ended 12/31/07:

Shares sold	891,060	$ 27,027,984

Shares issued
in connection
with reinvestment
of distributions	5,080,819	130,932,714

	5,971,879	157,960,698

Shares
repurchased	(6,222,880)	(206,302,985)

Net decrease	(251,001)	$ (48,342,287)

Year ended 6/30/07:

Shares sold	1,876,777	$ 57,109,952

Shares issued
in connection
with reinvestment
of distributions	1,987,290	59,578,958

	3,864,067	116,688,910

Shares
repurchased	(15,561,852)	(472,563,727)

Net decrease	(11,697,785)	$(355,874,817)

CLASS C	Shares	Amount

Six months ended 12/31/07:

Shares sold	609,274	$ 18,244,970

Shares issued
in connection
with reinvestment
of distributions	1,492,243	39,305,697

	2,101,517	57,550,667

Shares
repurchased	(833,076)	(27,710,713)

Net increase	1,268,441	$ 29,839,954

Year ended 6/30/07:

Shares sold	785,595	$ 24,584,293

Shares issued
in connection
with reinvestment
of distributions	431,904	13,203,313

	1,217,499	37,787,606

Shares
repurchased	(1,764,440)	(54,540,199)

Net decrease	(546,941)	$(16,752,593)

CLASS M	Shares	Amount

Six months ended 12/31/07:

Shares sold	119,642	$ 3,924,550

Shares issued
in connection
with reinvestment
of distributions	573,875	15,167,522

	693,517	19,092,072

Shares
repurchased	(346,651)	(11,600,415)

Net increase	346,866	$ 7,491,657

Year ended 6/30/07:

Shares sold	487,319	$ 15,055,135

Shares issued
in connection
with reinvestment
of distributions	180,368	5,528,260

	667,687	20,583,395

Shares
repurchased	(928,026)	(28,923,653)

Net decrease	(260,339)	$ (8,340,258)

CLASS R	Shares	Amount

Six months ended 12/31/07:

Shares sold	65,867	$ 2,193,532

Shares issued
in connection
with reinvestment
of distributions	39,895	1,062,411

	105,762	3,255,943

Shares
repurchased	(32,019)	(1,106,787)

Net increase	73,743	$ 2,149,156

Year ended 6/30/07:

Shares sold	81,386	$ 2,549,252

Shares issued
in connection
with reinvestment
of distributions	8,822	272,215

	90,208	2,821,467

Shares
repurchased	(48,290)	(1,531,788)

Net increase	41,918	$ 1,289,679

CLASS Y	Shares	Amount

Six months ended 12/31/07:

Shares sold	6,685,583	$ 233,863,797

Shares issued
in connection
with reinvestment
of distributions	10,241,660	277,753,812

	16,927,243	511,617,609

Shares
repurchased	(9,288,538)	(326,821,843)

Net increase	7,638,705	$ 184,795,766

Year ended 6/30/07:

Shares sold	16,162,696	$ 520,804,913

Shares issued
in connection
with reinvestment
of distributions	3,040,220	95,189,287

	19,202,916	615,994,200

Shares
repurchased	(16,530,224)	(531,151,404)

Net increase	2,672,692	$ 84,842,796

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2007, management fees paid were reduced by $14,702 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $914,292 for the period ended December 31, 2007. During the period ended December 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $914,262,416 and $918,708,671, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Deutsche Bank Securities, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Daiwa Securities Co., Dresdner Kleinwort Wasserstein, HSBCS Inc., JPMorgan Clearing, Lehman Brothers, Macquarie, Merrill Lynch, Morgan Stanley and Company, and Sanford Bernstein & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Myra R. Drucker	Susan G. Malloy
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	Paul L. Joskow	Assistant Treasurer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Beth S. Mazor
	Robert E. Patterson	Vice President
Investment Sub-Manager	George Putnam, III
Putnam Investments Limited	W. Thomas Stephens	James P. Pappas
57–59 St James’s Street	Richard B. Worley	Vice President
London, England SW1A 1LD
	Officers	Richard S. Robie, III
Investment Sub-Advisor	Charles E. Haldeman, Jr.	Vice President
The Putnam Advisory	President
Company, LLC		Francis J. McNamara, III
One Post Office Square	Charles E. Porter	Vice President and
Boston, MA 02109	Executive Vice President,	Chief Legal Officer
Principal Executive Officer,
Marketing Services	Associate Treasurer and	Robert R. Leveille
Putnam Retail Management	Compliance Liaison	Vice President and
One Post Office Square		Chief Compliance Officer
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President	Mark C. Trenchard
Custodian	and Treasurer	Vice President and
State Street Bank and		BSA Compliance Officer
Trust Company	Steven D. Krichmar
	Vice President and	Judith Cohen
Legal Counsel	Principal Financial Officer	Vice President, Clerk and
Ropes & Gray LLP		Assistant Treasurer
Janet C. Smith
Trustees	Vice President, Principal	Wanda M. McManus
John A. Hill, Chairman	Accounting Officer and	Vice President, Senior Associate
Jameson Adkins Baxter,	Assistant Treasurer	Treasurer and Assistant Clerk
Vice Chairman
Charles B. Curtis		Nancy E. Florek
Robert J. Darretta		Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

**PUTNAM INVESTMENTS**

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA009 249424 2/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2008